Goldman Sachs Funds

G O L D M A N  S A C H S  E U R O P E A N  E Q U I T Y  F U N D

Market Overview

Dear Shareholder:

After a strong start, European equities generated lackluster results over the past year, due to a correction in the technology sector and contrasting country-specific fundamentals.

  Market Review: European Equities Decidedly Mixed — Early in the reporting period, European equities generated solid results. However, as was the case in the U.S., the rally was very narrow, with the technology, media and telecom (TMT) sectors moving sharply forward. This strong performance overshadowed the poor results in virtually all other areas of the market. Then, in March 2000, a sharp correction in the TMT sectors occurred, dragging down much of the market. As the period progressed, concern over the direction of interest rates, the prospects for ‘new economy’ stocks and the falling euro undermined investor confidence. European markets were also unsettled by two interest rate hikes by the European Central Bank (ECB). Extreme volatility continued to characterize the market, compounded by thin trading volumes. As the reporting period closed, the market rebounded somewhat, led by an increase in demand for technology stocks.
  Market Outlook: Cautious Optimism — Looking ahead, our constructive view of Continental Europe continues to reflect a favorable combination of positive long-term structural developments, blended with strong medium-term economic and corporate fundamentals. In addition, the economic outlook has appeared to improve recently. Leading indicators have begun to point to modest slowing in activity and, hence, reduced expectations for extended ECB interest rate rises in the future. Should the ECB move to a more neutral stance on interest rates, it would likely be a positive for the stock market.

          As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management
September 15, 2000

G O L D M A N   S A C H S   E U R O P E A N   E Q U I T Y   F U N D

Fund Basics
as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–	Fund Total Return (without sales charge)[1]	MSCI Europe Index[2]	FT/S&P Actuaries European Index[2]
August 31, 2000

Class A	24.04%	10.07%	8.59%
Class B	23.32	10.07	8.59
Class C	23.48	10.07	8.59
Institutional	24.85	10.07	8.59
Service	24.28	10.07	8.59

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged index of common stock prices, replaces the FT/S&P Actuaries Europe Index (unhedged) as of 11/30/99 as the European Equity Fund’s performance benchmark. The MSCI Europe Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country European equity strategy and, in the Investment Advisor’s opinion, is a more appropriate benchmark against which to measure the performance of the European Equity Fund. The Index figures do not reflect any fees or expenses. The unmanaged FT/S&P Actuaries Europe Index (unhedged) is a market cap italization-weighted composite of approximately 750 stocks from 16 countries in Europe. The Index figures do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	22.29%	23.50%	27.77%	30.21%	29.74%
Since inception	21.56	22.95	25.09	26.37	25.73
(10/1/98)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets	Line of Business

Vodafone AirTouch PLC	4.4%	Telecommunications
Nokia Oyj	3.8	Telecommunications
Telefonaktiebolaget LM Ericsson AB Series B	3.1	Telecommunications
Royal Dutch Petroleum Co.	2.4	Energy Resources
BP Amoco PLC	2.2	Energy Resources
Telefonica de Espana SA	2.1	Telecommunications
SmithKline Beecham PLC	2.0	Health
Koninklijke Royal Phillips Electronics NV	1.9	Appliance
Glaxo Wellcome PLC	1.9	Health
ING Groep NV	1.9	Financial Services

The top 10 holdings may not be representative of the Fund’s future investments.

G O L D M A N   S A C H S   E U R O P E A N   E Q U I T Y   F U N D

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs European Equity Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 24.04%, 23.32%, 23.48%, 24.85%, and 24.28%, respectively. These returns compare very favourably to the Fund’s benchmark, the MSCI Europe Index, which generated a cumulative total return of 10.07%

The Fund’s strong absolute and relative performance was largely due to astute regional allocations and stock selection.

Portfolio Composition

Thematically, our positioning in the European Equity Fund has remained broadly consistent over the past months, with a continued emphasis on ‘long duration’ assets — typically with visible growth prospects, enduring franchises and strong relative pricing power. The Fund’s core positions, an overweight in media, mobile telecommunications, pharmaceuticals and consumer staples, and an underweight in capital goods and basic materials, remain in place.

As always, stock selection continues to drive our positioning. Our overweighting of technology, media and telecom (TMT) sectors continued throughout the period. We’ve focussed on market leaders, such as Ericsson, Vodafone and ASM Lithography, whose strong market positions give them competitive advantage in innovation, which can be self-sustaining if properly managed. The same is true in the pharmaceutical sector, where our largest holding is Glaxo Wellcome. The firm is in the process of merging with Smithkline Beecham to create an industry powerhouse capable of leveraging a vast research and development budget.

Portfolio Highlights

  Telefonaktiebolaget LM Ericsson AB — Ericsson is one of the world’s leading mobile telecommunication equipment suppliers. The firm is the global market leader in the manufacture of global system for mobile communications, or GSM, technology, as well as having one of the world’s leading mobile handset brands. Ericsson is one of our preferred vehicles for exposure to the explosive growth in the wireless telecom industry, which should sustain buoyant demand in the equipment market for many years to come.
  Reuters Group PLC — Reuters is the world’s leading supplier of financial market news and information and, as such, is a strongly positioned owner of media “content.” The firm’s stock has performed well , driven by strong demand in its Instinet (Internet trading) business and anticipation of strategic moves such as the listing of its Greenhouse Fund (technology venture capital) to unlock substantial hidden value in the company. The stock remains a core position, particularly after its recent correction during the broad TMT weakness.

GOLDMAN SACHS   EUROPEAN   EQUITY   FUND

Skandia Forsakring — Swedish insurance group Skandia’s predominant value driver is its AFS unit-linked business, through which the group is the third largest provider of variable annuities in the U.S. Strong share price performance has been propelled by outstanding results and record inflows into mutual funds in the U.S. We consider Skandia to be a core financial holding in the portfolio.

  Portfolio Outlook

  Positive underlying fundamentals continue to drive our outlook for Continental Europe. Some of the key structural trends we’re focusing on includes the maturing, and hence increased exposure to equities, of the savings and pensions industry, and the evolution of the region from a series of parochial national market places to a single pan-European market.

  We are now seeing the beneficial influence of both trends on current forecasts. For example, European financial service company earnings are typically being boosted by strong mutual fund demand. In addition, the creation of a single European market is a key catalyst behind the continuing high level of merger and acquisition activity in the region.

  The current business climate in the region is also positive, with the strength of recent upgrades to corporate earnings expectations being matched by only two other periods over the past 15 years. Margins are being helped by strong pricing power. In fact, a recent industrial survey shows selling price expectations to be at their highest level since 1995. The caveat, however, is that this is partly a function of capacity utilisation rates, which are at a ten year high, and strong commodity price levels. Both of these factors could put upward pressure on inflation, particularly if productivity improvements are not delivered on an industry level.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs European Equity Investment Team

  London

  September 15, 2000

G O L D M A N   S A C H S   E U R O P E A N   E Q U I T Y   F U N D

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios .

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
August 31, 2000

The following graph shows the value as of August 31, 2000, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s new benchmark (Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe)) as of November 30, 1999 and the Fund’s previous benchmark (FT/S&P Europe Unhedged) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

European Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to August 31, 2000

Class A Shares
FT Europe Unhedged
MSCI Europe
$16,500
$15,000
$13,500
$12,000
$10,500
$9,000
10/1/98
2/99
8/99
2/00
8/00
$13,775
$13,036
$13,034

Average Annual Total Return through August 31, 2000 (a)	Since Inception	One Year

Class A
Excluding sales charges	21.67%	24.04%
Including sales charges	18.15%	17.25%

Class B
Excluding contingent deferred sales charges	21.09%	23.32%
Including contingent deferred sales charges	19.23%	18.05%

Class C
Excluding contingent deferred sales charges	21.22%	23.48%
Including contingent deferred sales charges	21.22%	22.42%

Institutional	22.46%	24.85%

Service	21.84%	24.28%

(a)	Commencement date of operations was October 1, 1998 for all share classes.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 92.1%

Canada – 0.3%
8,000	The Seagram Co. Ltd. (Entertainment)	$ 481,500

Denmark – 0.5%
5,114	Group 4 Falck A/S (Electrical Equipment)	800,880

Finland – 4.2%
139,794	Nokia Oyj (Telecommunications)	6,126,923
17,406	Sonera Oyj (Telecommunications)	581,002

		6,707,925

France – 13.7%
17,161	Accor SA (Hotels)	738,882
10,021	Air Liquide SA (Chemicals)	1,276,597
33,973	Alcatel (Telecommunications)	2,776,185
30,817	Alstom (Electrical Equipment)	690,784
13,066	Axa (Insurance)	1,859,375
10,174	Banque Nationale de Paris (Banks)	934,809
2,044	Cap Gemini SA (Business Services)	426,422
20,845	Carrefour SA (Specialty Retail)	1,519,273
17,887	France Telecom SA (Telecommunications)	2,040,476
18,844	Lafarge SA (Construction)	1,395,179
9,552	LVMH (Louis Vuitton Moet Hennessy)* (Conglomerates)	741,134
12,080	Rhone-Poulenc SA (Chemicals)	906,180
13,367	STMicroelectronics NV (Semiconductors)	818,792
18,185	Total Fina SA Class B (Energy Resources)	2,697,619
16,577	Valeo SA (Auto)	888,861
16,612	Vivendi (Business Services)	1,356,752
25,422	Vivendi Environnement* (Utilities)	872,268

		21,939,588

Germany – 7.3%
4,483	Allianz AG (Insurance)	1,510,328
28,812	Deutsche Bank AG (Banks)	2,506,630
56,593	Deutsche Telekom AG (Telecommunications)	2,172,899
29,684	E.On AG (Energy Resources)	1,421,943
6,464	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	1,772,540
14,339	Siemens AG (Electrical Equipment)	2,297,666

		11,682,006

Ireland – 0.6%
168,413	Bank of Ireland (Banks)	994,918

Italy – 5.1%
346,802	Banca Nazionale del Lavoro (Financial Services)	1,286,911
137,500	ENI SpA (Energy Resources)	801,971
146,532	San Paolo-IMI SpA (Banks)	2,599,075
90,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	779,800

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
124,796	Telecom Italia SpA (Telecommunications)	$ 1,533,301
218,000	Unicredito Italiano SpA (Banks)	1,126,342

		8,127,400

Netherlands – 9.9%
31,254	ASM Lithography Holding NV (Semiconductors)	1,180,027
3,542	Equant NV* (Computer Software)	137,096
588	Equant NV* (Computer Software)	22,707
17,133	Fortis Netherlands NV (Financial Services)	527,325
35,885	Getronics NV (Business Services)	449,820
45,879	ING Groep NV (Financial Services)	3,070,973
63,518	Koninklijke Royal Philips Electronics NV (Appliance)	3,090,069
48,352	KPN NV (Telecommunications)	1,288,164
63,789	Royal Dutch Petroleum Co. (Energy Resources)	3,879,066
38,363	United Pan-Europe Communications NV* (Telecommunications)	936,901
26,475	VNU NV (Media)	1,410,191

		15,992,339

Spain – 4.8%
17,825	Acerinox SA (Steel)	522,197
19,278	Altadis SA Series A (Consumer Goods)	276,392
89,307	Banco Santander Central Hispano SA (Banks)	959,316
75,808	Endesa SA (Electrical Utilities)	1,477,203
51,958	Repsol SA (Energy Resources)	1,028,604
178,357	Telefonica de Espana SA* (Telecommunications)	3,420,067

		7,683,779

Sweden – 6.9%
107,504	Investor AB (Financial Services)	1,526,043
134,793	Nordbanken Holding AB (Banks)	935,289
32,269	Sandvik AB (Machinery)	704,190
67,971	Securitas AB Series B (Business Services)	1,512,099
71,627	Skandia Forsakring (Insurance)	1,449,263
246,220	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	4,968,846

		11,095,730

Switzerland – 9.3%
16,041	ABB Ltd. (Business Services)	1,795,634
878	Adecco SA (Business Services)	672,864
5,814	Credit Suisse Group (Banks)	1,214,866
1,370	Nestle SA (Food & Beverage)	2,952,342
1,699	Novartis AG (Health)	2,568,982
268	Roche Holding AG (Health)	2,400,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
759	Swiss Re (Property Insurance)	$ 1,558,085
12,467	UBS AG (Banks)	1,814,228

		14,977,001

United Kingdom – 29.5%
139,689	Allied Zurich PLC (Insurance)	1,709,798
82,668	Amvescap PLC (Financial Services)	1,763,406
53,269	AstraZeneca Group PLC (Health)	2,427,179
383,048	BP Amoco PLC (Energy Resources)	3,504,579
99,414	British Aerospace PLC (Defense/Aerospace)	618,874
174,096	British American Tobacco PLC (Tobacco)	1,119,155
168,183	British Telecom PLC (Telecommunications)	2,135,442
24,506	Cable & Wireless PLC (Telecommunications)	452,687
87,944	CGNU PLC (Insurance)	1,352,725
216,039	Diageo PLC (Tobacco)	1,843,347
107,019	Glaxo Wellcome PLC (Health)	3,076,401
153,195	HSBC Holdings PLC (Banks)	2,203,007
103,149	Imperial Chemical Industries PLC (Chemicals)	696,010
192,003	Lloyds TSB Group PLC (Banks)	1,805,430
62,190	Marconi PLC (Telecommunications)	1,102,781
75,469	PowerGen PLC (Electrical Utilities)	639,557
51,334	Reckitt Benckiser PLC (Food & Beverage)	612,314
64,447	Reuters Group PLC (Business Services)	1,290,564
129,288	Royal Bank of Scotland Group PLC* (Banks)	151,964
123,373	Royal Bank of Scotland Group PLC (Banks)	2,227,092
106,037	Scottish and Southern Energy PLC (Electrical Utilities)	858,597
57,141	ScottishPower PLC (Energy Resources)	435,316
243,669	SmithKline Beecham PLC (Health)	3,173,455
407,713	Tesco PLC (Specialty Retail)	1,282,364
391,558	Unilever PLC (Food & Beverage)	2,451,740
43,988	United News & Media PLC (Publishing)	555,330
1,758,218	Vodafone AirTouch PLC (Telecommunications)	7,099,136
53,989	WPP Group PLC (Business Services)	766,199

		47,354,449

TOTAL COMMON STOCKS
(Cost $139,593,901)		$147,837,515

Shares	Description	Value

Preferred Stocks – 0.7%

Germany – 0.7%
4,274	SAP AG (Computer Software)	$ 1,077,566

TOTAL PREFERRED STOCKS
(Cost $575,529)		$ 1,077,566

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations – 8.2%

State Street Bank & Trust Euro-Time Deposits €
EUR7,150,000	4.70%	09/01/2000	$ 6,381,017
7,730,000	4.60	09/05/2000	6,862,309

TOTAL SHORT-TERM OBLIGATIONS
(Cost $13,243,326)			$ 13,243,326

TOTAL INVESTMENTS
(Cost $153,412,756)			$ 162,158,407

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

EUR=Euro Currency

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
August 31, 2000

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Appliance	1.9%
Auto	0.6
Banks	12.1
Business Services	5.2
Chemicals	1.8
Computer Software	0.8
Conglomerates	0.5
Construction	0.9
Consumer Goods	0.2
Defense/Aerospace	0.4
Electrical Equipment	2.4
Electrical Utilities	1.9
Energy Resources	8.6
Entertainment	0.3
Financial Services	5.1
Food & Beverage	3.7
Health	8.5
Hotels	0.5
Insurance	4.9
Machinery	0.4
Media	0.9
Property Insurance	2.1
Publishing	0.3
Semiconductors	1.2
Specialty Retail	1.7
Steel	0.3
Telecommunications	23.3
Tobacco	1.8
Utilities	0.5

TOTAL COMMON AND PREFERRED STOCK	92.8%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $153,412,756)	$162,158,407
Cash, at value	1,075,035
Receivables:
Fund shares sold	2,686,708
Investment securities sold	900,283
Variation margin, at value (a)	885,229
Dividends and interest, at value	479,965
Forward foreign currency exchange contracts, at value	430,055
Reimbursement from investment adviser	155,402
Other assets	263

Total assets	168,771,347

Liabilities:

Payables:
Investment securities purchased, at value	7,296,106
Forward foreign currency exchange contracts, at value	428,639
Amounts owed to affiliates	221,635
Fund shares repurchased	93,700
Accrued expenses and other liabilities	112,815

Total liabilities	8,152,895

Net Assets:

Paid-in capital	139,349,829
Accumulated net investment loss	(1,170,986)
Accumulated net realized gain from investment, futures and foreign currency related transactions	13,747,696
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	8,691,913

NET ASSETS	$160,618,452

Net asset value, offering and redemption price per share: (b)
Class A	$13.82
Class B	$13.69
Class C	$13.72
Institutional	$14.00
Service	$13.86

Shares outstanding:
Class A	10,131,218
Class B	331,379
Class C	107,992
Institutional	1,045,348
Service	156

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,616,093

(a)	Includes approximately $262,300 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $14.62. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 2,063,666
Interest	223,695

Total income	2,287,361

Expenses:

Management fees	1,253,575
Distribution and Service fees (b)	608,041
Custodian fees	341,018
Transfer Agent fees (c)	226,736
Registration fees	67,145
Professional fees	55,650
Trustee fees	6,615
Other	135,577

Total expenses	2,694,357

Less — expense reductions	(475,621)

Net expenses	2,218,736

NET INVESTMENT INCOME	68,625

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions	11,010,376
Futures transactions	573,892
Foreign currency related transactions	1,925,508
Net change in unrealized gain (loss) on:
Investments	4,497,839
Futures	10,514
Translation of assets and liabilities denominated in foreign currencies	(18,838)

Net realized and unrealized gain on investment, futures and foreign currency related transactions	17,999,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,067,916

(a)	Foreign taxes withheld on dividends were $331,236.
(b)	Class A, Class B and Class C had Distribution and Service fees of $569,252, $29,685 and $9,104, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $216,315, $5,640, $1,730, $3,050 and $1, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment income (loss)	$ 68,625	$ 400,829	$ (172,676)
Net realized gain from investment, futures and foreign currency related transactions	13,509,776	1,981,969	1,555,106
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,489,515	(5,072,876)	9,275,274

Net increase (decrease) in net assets resulting from operations	18,067,916	(2,690,078)	10,657,704

Distributions to shareholders:

From net realized gains
Class A Shares	(4,552,387)	—	—
Class B Shares	(85,427)	—	—
Class C Shares	(18,441)	—	—
Institutional Shares	(214,659)	—	—
Service Shares	(105)	—	—

Total distributions to shareholders	(4,871,019)	—	—

From share transactions:

Proceeds from sales of shares	92,017,420	30,108,519	65,352,139
Reinvestment of dividends and distributions	4,698,363	—	—
Cost of shares repurchased	(31,390,674)	(20,233,820)	(1,098,018)

Net increase in net assets resulting from share transactions	65,325,109	9,874,699	64,254,121

TOTAL INCREASE	78,522,006	7,184,621	74,911,825

Net assets:

Beginning of period	$ 82,096,446	74,911,825	—

End of period	$160,618,452	$82,096,446	$74,911,825

Accumulated undistributed (distribution in excess of) net investment income	$ (1,170,986)	$ —	$ (175,403)

(a)	Commencement date of operations was October 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs European Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $153,412,756. Accordingly, the gross unrealized gain on investments was $16,786,328 and the gross unrealized loss on investments was $8,040,677 resulting in a net unrealized gain of $8,745,651.

GOLDMAN SACHS EUROPEAN EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $401,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $75,000.

        The Trust on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $579,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000
3. AGREEMENTS (continued)

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $134,000, $64,000 and $24,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $164,598,174 and $114,086,346, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $12,000 of brokerage commissions from futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by the delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, forward foreign currency exchange contracts were as follows:

	Value on Settlement Date	Current Value	Unrealized
Open Forward Foreign Currency Purchase Contracts			Gain	Loss

British Pounds
expiring 9/14/2000	$1,049,390	$1,004,399	$ —	$44,991
expiring 9/14/2000	1,042,004	997,142	—	44,862

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$2,091,394	$2,001,541	$ —	$89,853

	Value on Settlement Date	Current Value	Unrealized
Open Forward Foreign Currency Sale Contracts			Gain	Loss

Euro
expiring 10/31/2000	$1,978,000	$1,968,466	$ 9,534	$ —
expiring 10/31/2000	1,978,000	1,939,022	38,978	—
British Pounds
expiring 9/14/2000	2,056,413	1,981,220	75,193	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$6,012,413	$5,888,708	$123,705	$ —

GOLDMAN SACHS EUROPEAN EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Foreign Currency Cross Contracts (Purchase/Sale)	Purchase Current Value	Sale Current Value	Realized
			Gain	Loss

Euro/British Pounds
expiring 9/14/2000	$ 2,038,789	$ 1,888,513	$ —	$150,276
expiring 9/14/2000	964,292	1,035,284	70,992	—
expiring 9/14/2000	1,015,177	955,037	—	60,140
expiring 9/14/2000	955,037	1,024,223	69,186	—
expiring 9/14/2000	966,714	1,038,778	72,064	—
British Pounds/Euro
expiring 9/14/2000	1,981,221	2,038,789	57,568	—
expiring 9/14/2000	1,035,285	990,610	—	44,675
expiring 9/14/2000	978,637	1,015,177	36,540	—
expiring 9/14/2000	1,024,222	982,163	—	42,059
expiring 9/14/2000	1,038,778	997,142	—	41,636

TOTAL FOREIGN CURRENCY CROSS CONTRACTS	$11,998,152	$11,965,716	$306,350	$338,786

        The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized loss

Dow Jones Euro Stoxx 50	118	September 2000	$5,419,998	$27,908

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the periods ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $1,239,611 from accumulated undistributed net investment income to accumulated net realized gain from investment and foreign currency related transactions and $375 from paid-in capital to accumulated net realized gain from investment, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS EUROPEAN EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999 (a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,326,777	$ 74,566,934	2,119,807	$24,745,494	5,087,352	$53,619,415
Reinvestment of dividends and distributions	337,798	4,394,755	—	—	—	—
Shares repurchased	(1,904,482)	(26,514,624)	(759,657)	(8,753,714)	(76,377)	(844,311)

	3,760,093	52,447,065	1,360,150	15,991,780	5,010,975	52,775,104

Class B Shares
Shares sold	312,710	4,322,812	53,116	627,367	35,445	410,945
Reinvestment of dividends and distributions	6,038	78,135	—	—	—	—
Shares repurchased	(62,406)	(846,347)	(13,524)	(156,078)	—	—

	256,342	3,554,600	39,592	471,289	35,445	410,945

Class C Shares
Shares sold	96,303	1,362,429	148,372	1,718,395	48,110	570,630
Reinvestment of dividends and distributions	924	11,976	—	—	—	—
Shares repurchased	(22,323)	(291,955)	(163,394)	(1,909,241)	—	—

	74,904	1,082,450	(15,022)	(190,846)	48,110	570,630

Institutional Shares
Shares sold	824,255	11,763,455	254,200	3,017,263	1,062,367	10,749,551
Reinvestment of dividends and distributions	16,264	213,392	—	—	—	—
Shares repurchased	(299,728)	(3,735,818)	(791,417)	(9,414,787)	(20,593)	(253,707)

	540,791	8,241,029	(537,217)	(6,397,524)	1,041,774	10,495,844

Service Shares
Shares sold	148	1,790	—	—	160	1,598
Reinvestment of dividends and distributions	8	105	—	—	—	—
Shares repurchased	(160)	(1,930)	—	—	—	—

	(4)	(35)	—	—	160	1,598

NET INCREASE	4,632,126	$ 65,325,109	847,503	$ 9,874,699	6,136,464	$64,254,121

(a)	Commencement date of operations was October 1, 1998 for all share classes.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$11.75	$ —	(c)	$ 2.78	$ 2.78	$(0.71)	$(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	(0.71)	(0.71)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

Goldman Sachs European Equity Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the European Equity Fund from sources within foreign countries and possessions of the United States was $0.1615 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0203 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $416,379 as capital gains dividends paid during its year ended August 31, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$13.82	24.04%	$139,966	1.79%		0.02%		2.17%		(0.36)%		98.10%
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98.10
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98.10
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98.10
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98.10

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	54.98
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	) (b)	54.98
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	) (b)	54.98
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	54.98
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	54.98

12.20	22.00	61,151	1.79	(b)	(1.19	) (b)	2.80	(b)	(2.20	) (b)	70.77
12.19	21.90	432	2.29	(b)	(1.78	) (b)	3.30	(b)	(2.79	) (b)	70.77
12.20	22.00	587	2.29	(b)	(1.83	) (b)	3.30	(b)	(2.84	) (b)	70.77
12.23	22.30	12,740	1.14	(b)	(0.33	) (b)	2.15	(b)	(1.34	) (b)	70.77
12.20	22.00	2	1.64	(b)	(0.69	) (b)	2.65	(b)	(1.70	) (b)	70.77

GOLDMAN SACHS EUROPEAN EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs European Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon .

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

G O L D M A N  S A C H S  F U N D  P R O F I L E

Goldman Sachs European Equity Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs European Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth through investments in equity securities of European countries.

Target Your Needs

The Goldman Sachs European Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs European Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR,	NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	James A. Fitzpatrick, Vice President
Patrick T. Harker	John M. Perlowski, Treasurer
John P. McNulty	Peter W. Fortner, Assistant Treasurer
Mary P. McPherson	Philip V. Giuca, Jr., Assistant Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
William H. Springer	Amy E. Belanger, Assistant Secretary
Richard P. Strubel	Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current
Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund’s assets were not geographically concentrated.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383	EUROPEAR /9.5K / 10-00